NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $115,000 or 116% x $36,761.80
                      = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $39,031.07
- Monthly Deduction*                 $ 1,524.24
- Mortality & Expense Charge**       $   343.86
+ Hypothetical Rate of Return***    ($   401.17)
                                     ----------
=                                    $   36,762 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                     $  125.30
                2                     $  125.61
                3                     $  125.92
                4                     $  126.24
                5                     $  126.55
                6                     $  126.86
                7                     $  127.18
                8                     $  127.49
                9                     $  127.80
               10                     $  128.12
               11                     $  128.43
               12                     $  128.74

               Total                  $1,524.24

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------
                1               ($ 34.35)
                2               ($ 34.18)
                3               ($ 34.02)
                4               ($ 33.85)
                5               ($ 33.68)
                6               ($ 33.51)
                7               ($ 33.35)
                8               ($ 33.18)
                9               ($ 33.01)
               10               ($ 32.85)
               11               ($ 32.68)
               12               ($ 32.51)

            Total               ($401.17)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $36,761.80
- Year 5 Surrender Charge        $ 1,941.76
                                 ----------
=                                $   34,820 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $115,000 or 116% x $51,318.09
                      = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $50,565.24
- Monthly Deduction*                 $ 1,267.35
- Mortality & Expense Charge**       $   448.94
+ Hypothetical Rate of Return***     $ 2,469.14
                                     ----------
=                                    $   51,318 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                     $  106.18
                2                     $  106.08
                3                     $  105.98
                4                     $  105.87
                5                     $  105.77
                6                     $  105.67
                7                     $  105.56
                8                     $  105.46
                9                     $  105.36
               10                     $  105.25
               11                     $  105.14
               12                     $  105.04

               Total                  $1,267.35

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  204.38
                2                 $  204.62
                3                 $  204.87
                4                 $  205.12
                5                 $  205.38
                6                 $  205.63
                7                 $  205.88
                8                 $  206.14
                9                 $  206.39
               10                 $  206.65
               11                 $  206.91
               12                 $  207.17

               Total              $2,469.14

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $51,318.09
- Year 5 Surrender Charge        $ 1,941.76
                                 ----------
=                                $   49,376 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $115,000 or 116% x $69,822.82
                     = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $64,357.80
- Monthly Deduction*                 $   951.03
- Mortality & Expense Charge**       $   574.57
+ Hypothetical Rate of Return***     $ 6,990.61
                                     ----------
=                                    $   69,823 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

               Month                         COI
               -----                         ---
                1                        $ 83.32
                2                        $ 82.60
                3                        $ 81.88
                4                        $ 81.15
                5                        $ 80.41
                6                        $ 79.67
                7                        $ 78.92
                8                        $ 78.16
                9                        $ 77.40
               10                        $ 76.62
               11                        $ 75.84
               12                        $ 75.05

               Total                     $951.03

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  561.11
                2                 $  564.88
                3                 $  568.69
                4                 $  572.54
                5                 $  576.42
                6                 $  580.35
                7                 $  584.31
                8                 $  588.31
                9                 $  592.35
               10                 $  596.42
               11                 $  600.54
               12                 $  604.70

            Total                 $6,990.61

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $69,822.82
- Year 5 Surrender Charge         $ 1,941.76
                                  ----------
=                                 $   67,881 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $115,000 or 116% x $36,640.02
                      = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $38,955.28
- Monthly Deduction*                 $ 1,572.21
- Mortality & Expense Charge**       $   342.95
+ Hypothetical Rate of Return***    ($   400.10)
                                     ----------
=                                    $   36,640 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                     $  129.21
                2                     $  129.53
                3                     $  129.86
                4                     $  130.19
                5                     $  130.52
                6                     $  130.85
                7                     $  131.18
                8                     $  131.51
                9                     $  131.84
               10                     $  132.17
               11                     $  132.50
               12                     $  132.83

               Total                  $1,572.21

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                  Interest
              -----                  --------
                1                   ($ 34.28)
                2                   ($ 34.11)
                3                   ($ 33.94)
                4                   ($ 33.77)
                5                   ($ 33.60)
                6                   ($ 33.43)
                7                   ($ 33.26)
                8                   ($ 33.09)
                9                   ($ 32.92)
               10                   ($ 32.74)
               11                   ($ 32.57)
               12                   ($ 32.40)

            Total                   ($400.10)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $36,640.02
- Year 5 Surrender Charge      $ 1,941.76
                               ----------
=                              $   34,698 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $115,000 or 116% x $51,199.26
                      = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $50,490.48
- Monthly Deduction*                 $ 1,307.53
- Mortality & Expense Charge**       $   448.07
+ Hypothetical Rate of Return***     $ 2,464.37
                                     ----------
=                                    $   51,199 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                     $  109.51
                2                     $  109.41
                3                     $  109.31
                4                     $  109.21
                5                     $  109.11
                6                     $  109.01
                7                     $  108.91
                8                     $  108.81
                9                     $  108.71
               10                     $  108.61
               11                     $  108.51
               12                     $  108.40

               Total                  $1,307.53

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  204.06
                2                 $  204.29
                3                 $  204.53
                4                 $  204.76
                5                 $  205.00
                6                 $  205.24
                7                 $  205.48
                8                 $  205.72
                9                 $  205.96
               10                 $  206.20
               11                 $  206.45
               12                 $  206.69

               Total              $2,464.37

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $51,199.26
- Year 5 Surrender Charge        $ 1,941.76
                                 ----------
=                                $   49,258 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $115,000 or 116% x $69,711.19
                      = $115,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $64,285.63
- Monthly Deduction*                 $   981.56
- Mortality & Expense Charge**       $   573.77
+ Hypothetical Rate of Return***     $ 6,980.90
                                     ----------
=                                    $   69,711 (rounded to the nearest dollar)

* The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                       $ 85.95
                2                       $ 85.22
                3                       $ 84.48
                4                       $ 83.74
                5                       $ 82.98
                6                       $ 82.22
                7                       $ 81.46
                8                       $ 80.68
                9                       $ 79.90
               10                       $ 79.11
               11                       $ 78.31
               12                       $ 77.50

               Total                    $981.56

** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  560.45
                2                 $  564.20
                3                 $  567.98
                4                 $  571.80
                5                 $  575.66
                6                 $  579.55
                7                 $  583.49
                8                 $  587.46
                9                 $  591.47
               10                 $  595.51
               11                 $  599.60
               12                 $  603.73

               Total              $6,980.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $69,711.19
- Year 5 Surrender Charge        $ 1,941.76
                                 ----------
=                                $   67,769 (rounded to the nearest dollar)